SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 22, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

Attached to this Current Report as Exhibit 99.1 and Exhibit 99.2 are copies of two news releases for ON Semiconductor Corporation: (1) dated April 22, 2004 titled “ON Semiconductor Successfully Purchases $226 Million of its 12 Percent Senior Subordinated Notes Due 2009”; and (2) dated April 23, 2004 titled “ON Semiconductor Announces Another Favorable Financing Transaction.”

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit No.	Description
99.1	News release for ON Semiconductor Corporation dated April 22, 2004 titled “ON Semiconductor Successfully Purchases $226 Million of its 12 Percent Senior Subordinated Notes Due 2009”

99.2	News release for ON Semiconductor Corporation dated April 23, 2004 titled “ON Semiconductor Announces Another Favorable Financing Transaction”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: April 23, 2004	By:	/s/ DONALD A. COLVIN
Donald A. Colvin Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	News release for ON Semiconductor Corporation dated April 22, 2004 titled “ON Semiconductor Successfully Purchases $226 Million of its 12 Percent Senior Subordinated Notes Due 2009”

99.2	News release for ON Semiconductor Corporation dated April 23, 2004 titled “ON Semiconductor Announces Another Favorable Financing Transaction”

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